AGREEMENT

         This AGREEMENT (this "Agreement") is made and entered into as of November 10, 2004 by and between Dennis Mehiel ("Assignee") and Fusion Telecommunications International, Inc., a Delaware corporation, with a principal place of business at 420 Lexington Avenue, Suite 518, New York, New York 10170 ("Debtor").

         WHEREAS, on or about January 25, 2001, Evelyn Greer ("Assignor") entered into a Promissory Note and Security Agreement with Debtor ("Note 1") a copy of which is attached to and made a part of this Agreement as Exhibit A, Schedule A pursuant to which Assignor loaned Debtor $1,000,000 plus principal and interest; which interest is currently $108,333.45.

         WHEREAS, Assignor desires to assign her rights and privileges under
Note 1 and Assignee desires to accept such agreement in accordance with the terms and conditions of the Assignment (Exhibit "A"); and

         WHEREAS, Debtor consents to Assignment of Note 1 under the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, adequacy and sufficiency of which is acknowledged, the parties agree as follows:

         1. The effective date of the Assignment shall be November 10, 2004 (the "Effective Date").

         2. A copy of the Assignment Agreement is attached hereto as Exhibit A and incorporated herein.

         3. Contemporaneous with the closing of the Assignment, Assignee and Debtor will amend Note 1 as follows: (i) release the security interest in 65% of the Debtor's accounts receivable; (ii) upon request of the Debtor and agreement of the Assignee, subordinate the security interest to any lender;
(iii) reduce the interest rate to 6.5%; (iv) extend the maturity date of Note 1 to November 1, 2006; and (v) increase the principal amount of Note 1 to $1,108,333.45.

         4. Upon Debtor becoming a public entity, Note 1 will automatically convert into shares of common stock at the lesser of (i) $3.85 per share, or (ii) a price that is equal to 80% of the price of a share of common stock in an initial public offering of Debtor's securities (the "Conversion Price"). The common stock issued upon conversion will be subject to a one (1) year lock-up from the date that the Debtor becomes a public entity. In the event Debtor desires to pre-pay Note 1 or the New Note (as defined herein), Debtor shall give Assignee 30 days written notice that it intends to pre-pay Note 1 and the New Note, at which time Assignee shall have 30 days to convert all or a portion of the principal and accrued interest under Note 1 and the New Note into shares of common stock at the Conversion Price. Assignee shall have the right to convert all or a portion of the principal and accrued interest on Note 1 and the New Note at the Conversion Price at any time while they are outstanding.

         5. Debtor consents to the assignment and transfer of Note 1 from Assignor to Assignee.

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

         6. Marvin S. Rosen and Philip D. Turits hereby agree to subordinate their promissory notes with Debtor to Note 1 and the New Note until the later of (i) such time as Debtor becomes a public entity, or (ii) until such time as Assignee converts Note 1 and the New Note as set forth in paragraphs 4 and 8, or (iii) until Note 1 and the New note is paid in full. The Debtor agrees to cause Messrs. Rosen and Turits to execute a subordination agreement, in form acceptable to Assignee, to evidence this subordination, upon request of Assignee.

         7. In the event that the Debtor does not consummate an initial public offering of its securities and a third party purchases more than 50% of Debtor's outstanding capital stock and all or a portion of the capital stock of Marvin S. Rosen and Philip D. Turits is included in such sale, Assignee shall have the right to convert all or any part of Note 1 and the New Note into common stock and include a pro rata portion of his capital stock in such third party sale on the same terms as Messrs. Rosen and Turits. The Debtor agrees to cause Messrs. Rosen and Turtis to execute an agreement to formalize this agreement, upon the request of Assignee.

         8. In addition to Note 1, Assignee will purchase a convertible promissory note (the "New Note") in the amount of $1,400,000 (the "Principal Amount"). A form of the New Note is attached as Exhibit 2. The New Note shall have a maturity date of November 9, 2006 and accrue interest at a rate of 6.5% payable annually; however, if the Debtor becomes a public entity within one (1) year of the date of the New Note, no interest will be paid or be payable. If the Debtor becomes a public entity within the second (2nd) year from the date of the New Note, no interest accrued during the 2nd year will be paid or be payable. In the event the Company becomes a public entity, upon such date, the Principal Amount of this New Note shall be automatically converted into common stock, at the Conversion Price.

         Debtor shall give Assignee 30 days written notice that it intends to pre-pay the New Note at which time Assignee shall have 30 days to convert all or a portion of the outstanding principal and accrued interest under the New Note into shares of common stock at the Conversion Price. The common stock will be subject to a one (1) year lock-up from the date the Debtor becomes a public entity should such act occur at a later date.

         9. In the event that the Debtor intends to redeem all or any portion of the Series C preferred stock, the Debtor will first give the Assignee 30 days' notice of such intent and the maturity date of the New Note and Note 1 will accelerate to the date of such notice.

         10. The Conversion Price for Note 1 will be subject to anti-dilution protection in the exact same manner as set forth in Section 4 of the New Note.

         11. The parties agree that all covenants, agreements, and representations in this Assignment will survive execution of this Agreement.

         12. This Agreement shall be binding upon the heirs, executors, administrators, successors, and assigns of the parties to this Agreement. Assignee and Debtor shall execute and deliver such further and additional instruments, agreements, and other documents as may be necessary to evidence or carry out the provisions of this Agreement.

         13. This Agreement contains the entire understanding of the parties to this Agreement with respect to the transactions contemplated by this Agreement and may be amended, modified, supplemented or altered only by a writing duly executed by all of the parties to this Agreement and any prior agreements or understandings, whether oral or written are entirely superseded by this Agreement.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first written.


ASSIGNEE


----------------------------



DEBTOR



BY:_________________________
MATTHEW D. ROSEN
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.



Solely with respect to paragraph 6:


By:_________________________
Marvin Rosen


By:_________________________
Philip Turits

                             FORM OF PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATIONS PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS NOTE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE NOTE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS NOTE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

                  FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

                        6.5% CONVERTIBLE PROMISSORY NOTE

US$1,400,000.00                                                November 10, 2004

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (the "Company"), the principal office of which is located at 420 Lexington Avenue, Suite 518, New York, New York 10170, for value received hereby promises to pay to the order of Dennis Mehiel or his assignee (the "Holder"), the sum of US$1,400,000.00 or such lesser amount as shall then equal the outstanding principal amount hereof (the "Principal Amount") and any unpaid accrued interest hereon (together with the Principal Amount, the "Outstanding Amount") as set forth below, on November 10, 2006, (the "Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder.

The following is a statement of the rights of the Holder of this Note and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.       INTEREST.

         (i) The Company shall pay interest (computed on the basis of a 365-day year) at a rate of six and 1/2 percent (6.5%) per annum on the Principal Amount during the period beginning on the date of issuance of this Note and ending on the later of the date the Outstanding Amount is paid in full or the date of the final conversion.

         (ii) Notwithstanding the foregoing, if the Company becomes a public entity, with a class of securities registered under the Securities Exchange Act of 1934 within one (1) year of the date of the Note, no interest will be paid or be payable. If the Company becomes a public entity within the second (2nd) year from the date of this Note, no interest accrued during the second (2nd) year will be paid or be payable. The Company may pre-pay the Note without a penalty.

2. EVENTS OF DEFAULT. If one or more of the following described "Events of Default" shall occur,

                  a. The Company shall fail to perform or observe in any material respect any covenant, term, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of ten (10) days after written notice from the Holder specifically describing such failure or, if such failure is by its nature curable but not curable within thirty (30) days from the date of such notice, if the Company shall have failed to commence within such thirty (30) day period in good faith to cure such failure and shall have failed to cure such failure within a reasonable time longer than thirty
(30) days; or

                  b. A trustee, liquidator or receiver shall be appointed by the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  c. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) calendar days thereafter;

                  d. Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief or debtors shall be instituted by or against the Company and, if instituted against the Company, the Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within sixty (60) days thereafter.

                  e. Any Event of Default under the promissory note between the Company and Evelyn Greer as Trustee dated on or around January 25, 2001, which is being assigned to the Holder.

3.       CONVERSION.

         3.1 AUTOMATIC CONVERSION. In the event the Company becomes a public entity, with a class of securities registered under the Securities Exchange Act of 1934, upon such date, the Outstanding Amount of this Note shall be automatically converted into Common Stock, at the lesser of (i) $3.85 per share, or (ii) 80% of price of a share of common stock in an initial public offering (the "Conversion Price"). The Common Stock will be subject to a one (1) year lock-up.

         3.2 OPTIONAL CONVERSION. The Holder shall have the right to convert the Outstanding Amount on this Note in whole or in part into common stock at the Conversion Price at any time until the Maturity Date.

         3.3 DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after the conversion of this Note (but in no case later than ten (10) business days after receipt of the Note and the signed Notice of Conversion), the Company, at its expense, will issue and deliver by express courier service for delivery to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, pursuant to Section (4.1) of this Note.

The share certificates shall bear a restrictive legend in substantially the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD,

         TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (i) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR (ii) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS RELATED TO THESE SECURITIES ARE PROHIBITED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT. THE SECURITIES ARE SUBJECT TO A TRANSFER RESTRICTION.

         3.4 MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, upon conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

         3.5 The Company shall give Holder 30 days written notice that it intends to pre-pay this Note at which time Holder shall have 30 days to convert all or a portion of the outstanding principal and accrued interest under this
Note into shares of common stock at the Conversion Price. The common stock issuable upon conversion will be subject to a one (1) year lock-up from the date the Company becomes a public entity should such act occur at a later date. The Company may otherwise pre-pay this Note without a penalty.

4.       CONVERSION PRICE ADJUSTMENTS.

         4.1 ADJUSTMENTS FOR STOCK SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or the distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock' issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

         4.2 ADJUSTMENTS FOR REVERSE STOCK SPLITS. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

5. ACCELERATION. In the event that the Company chooses to redeem its all or any portion of the outstanding Series C preferred stock, the Company will give the Holder 30 days' notice of its intention to redeem and the Maturity Date of this Note will accelerate to the date of such notice.

6. MERGER. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the Holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Note to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, entities or property receivable upon such merger, consolidation, sale or transfer by a Holder of the number of shares of Common Stock into which this Note might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in Section 4.

The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Note and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption.

7. ASSIGNMENT. Subject to the restrictions or transfer described below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

8. WAIVER AND AMENDMENT. This Note and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Holder thereof.

9. RESTRICTIONS ON TRANSFER. This Note and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") and have been sold pursuant to an exemption from registration under the 1933 Act. The Common Stock issuable upon the conversion of this Note may only be offered or sold pursuant to registration under or an exemption from the Securities Act.

10. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if made by hand delivery, by an express courier company, by registered or certified mail, or by facsimile transmission, at the respective addresses and/or facsimile number of the parties as set forth herein.

11. GOVERNING LAW; INTERPRETATION. This Agreement, and all exhibits attached, shall be governed by and construed under the laws of the State of New York and the laws applicable therein without regard to its choice of law principles. All disputes should be determined and litigated in the courts of New York.

Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state courts located in New York, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

12. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

13. ATTORNEY'S FEES. Should any party bring an action to enforce the terms of this Note, then the prevailing party in the action shall be entitled to recovery of its attorney's fees from the other party.



IN WITNESS WHEREOF, the Company has caused this Note to be issued this 10th day of November 2004.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:

Name:
Title:
Address:
Facsimile:

HOLDER: DENNIS MEHIEL

By:

Name:
Title:
Address: